Exhibits 19.9

19.9 Exhibit 8 List of subsidiaries

The following is a list of the Company’s subsidiaries (except for certain subsidiaries that, in the aggregate, would not be a “significant subsidiary” as defined in rule 1-02 (w) of Regulations S-X as of 31 December 2015). Unless otherwise stated, the Company holds directly or indirectly 100% of the subsidiaries listed below.

Annual Report 2015      305

Exhibits 19.9

Company name	Country

Advanced Technology Laboratories Argentina S.A.	Argentina

Fábrica Austral de Productos Eléctricos Sociedad Anónima (40.54%)	Argentina

Philips Argentina Sociedad Anónima (81%)	Argentina

Philips Lighting Argentina S.A. (90.5%)	Argentina

Saeco Argentina SA	Argentina

Discus Dental Australia Pty. Limited	Australia

Dynalite Intelligent Light Pty. Limited	Australia

Philips Electronics Australia Limited	Australia

Philips Lighting Australia Limited	Australia

Philips Saeco Australia Pty. Limited	Australia

Saeco South Australia Pty. Ltd. (60%)	Australia

WMGD Pty. Limited	Australia

Industriegrundstücks-Verwaltungsgesellschaft m.b.H.	Austria

Philips Austria GmbH	Austria

Philips Lighting Austria GmbH	Austria

Philips Electronics Bangladesh Private Limited	Bangladesh

Philips Lighting Bangladesh Limited	Bangladesh

Foreign consulting-trade unitary enterprise “Philips-Belorussia” of company Philips’ Radio B.V.	Belarus

Lighting Group PLI Holding	Belgium

Philips Belgium	Belgium

Philips Belgium Commercial NV	Belgium

Philips Consumer Products	Belgium

Philips Innovative Applications	Belgium

Philips Properties	Belgium

PITS	Belgium

Sedena Financial Services	Belgium

Volcano Europe, B.V.B.A.	Belgium

Discus Dental Brasil Comercio de Produtos Odontologicos LTDA.	Brazil

Dixtal Biomédica Indústria e Comércio Ltda.	Brazil

Dixtal Tecnologia Indústria e Comércio Ltda.	Brazil

Helfont Participações Ltda.	Brazil

Inbraphil—Indústrias Brasileiras Philips Ltda.	Brazil

Lumileds Iluminação Brasil Ltda.	Brazil

Philips Clinical Informatics—Sistemas de Informação Ltda.	Brazil

Philips do Brasil Ltda.	Brazil

Philips Lighting Iluminação Ltda.	Brazil

Philips Medical Systems Ltda.	Brazil

Saeco Do Brasil Comercio De Equipamentos Ltda	Brazil

PHILIPS (B) SDN BHD	Brunei Darussalam

Philips Bulgaria EOOD	Bulgaria

7291612 Canada Inc.	Canada

7291621 Canada Inc.	Canada

7291647 Canada Inc.	Canada

Latin-American Holdings Corporation	Canada

Lumileds Commercial Canada Inc.	Canada

Philips Appliances Ltd.	Canada

Philips Canada Ltd	Canada

Philips Electronic Equipment Ltd.	Canada

Philips Electronics Ltd	Canada

Philips Lighting Canada Holding Ltd.	Canada

Philips Lighting Canada Ltd.	Canada

Philips Overseas Holdings Corporation	Canada

Philips Trans-America Holdings Corporation	Canada

W.J. Addison Ltd.	Canada

Inmobiliaria Philips Chilena Limitada	Chile

Philips Chilena S.A.	Chile

Philips Lighting Chilena S.A.	Chile

Carex Lighting Equipment (Dongguan) Co., Ltd.	China

Lumileds (Shanghai) Technology Co., Ltd.	China

Lumileds Commercial (Shanghai) Co., Ltd.	China

Lumileds Technology (Hubei) Co., Ltd.	China

306      Annual Report 2015

Exhibits 19.9

Company name	Country

Philips (China) Investment Company, Ltd.	China

Philips (Jiaxing) Health and Technology Co., Ltd.	China

Philips Consumer Luminaires (Shenzhen) Co., Ltd.	China

Philips Consumer Luminaires Manufacturing (Shenzhen) Co. Ltd.	China

Philips Domestic Appliances and Personal Care Company of Zhuhai SEZ, Ltd.	China

Philips Electronics (Shenzhen) Co., Ltd.	China

Philips Electronics Technology (Shanghai) Co., Ltd.	China

Philips Electronics Trading & Services (Shanghai) Co. Ltd	China

Philips Energy Saving Technology Services (Wuhan) Co., Ltd.	China

Philips Goldway (Shenzhen) Industrial Inc.	China

Philips Healthcare (Suzhou) Co., Ltd.	China

Philips Lighting (China) Investment Co., Ltd	China

Philips Lighting Electronics (Xiamen) Co. Ltd.	China

Philips Lighting Industry (China) Co., Ltd.	China

Philips Lighting Luminaires (Shanghai) Co., Ltd.	China

Philips Lighting Trading (Shanghai) Co., Ltd.	China

Philips Luminaires (Chengdu) Co., Ltd.	China

Philips Ultrasound (Shanghai) Co. Ltd	China

POVOS Electric Appliance (Shanghai) Co., Ltd.	China

Respironics Medical Products (Shenzhen) Ltd.	China

Shanghai Li Yi Energy Saving Technology Co., Ltd.	China

Philips Colombiana S.A.S.	Colombia

Philips Lighting Colombiana S.A.S.	Colombia

Volcarica S.R.L.	Costa Rica

Philips d.o.o.	Croatia

Philips Ceská republika s.r.o.	Czech Republic

Philips Lighting Czech Republic s.r.o.	Czech Republic

Dameca A/S	Denmark

Philips BioCell A/S	Denmark

Philips Danmark A/S	Denmark

Philips Lighting Denmark A/S	Denmark

Philips Dominicana S.R.L.	Dominican Republic

Philips Lighting Ecuador C.A.	Ecuador

General Lighting Company (51%)	Egypt

Inara Trading and Import Company (51%)	Egypt

Philips Egypt (Limited Liability Company)	Egypt

Philips Lighting Egypt LLC	Egypt

Philips Lighting Central America, Sociedad Anónima de Capital Variable	El Salvador

Philips Lighting Finland Oy	Finland

Philips Oy	Finland

3E International, S.A.S.	France

Compagnie Française Philips	France

Emergences Medicales et Technologies (70%)	France

Lumileds France SAS	France

Modular Lighting France	France

Philips France	France

Philips France Commercial SAS	France

Saeco France	France

Société Service de Propriété Industrielle et de Documentation	France

Philips Georgia, LLC	Georgia

JJI Lighting Group GmbH Europe	Germany

Lumileds Germany GmbH	Germany

Philips GmbH	Germany

Philips Lighting GmbH	Germany

Philips Medical Systems DMC GmbH	Germany

Philips Medizin Systeme Böblingen GmbH	Germany

Philips Medizin Systeme Hofheim-Wallau GmbH	Germany

Philips Pensions GmbH	Germany

Philips SC Unterstützungskasse GmbH	Germany

Respironics Deutschland GmbH & Co. KG	Germany

Respironics Deutschland Verwaltungsgesellschaft mbH	Germany

Annual Report 2015      307

Exhibits 19.9

Company name	Country

Saeco GmbH	Germany

Silicon Manufacturing Itzehoe SMI GmbH	Germany

Titan ASM Germany GmbH	Germany

Philips Ghana Limited	Ghana

Philips Hellas S.A. Commercial and Industrial Co. for Electrotechnical Products, Lighting and Medical Systems	Greece

Philips Lighting Hellas S.A.	Greece

Framas Lightings Limited	Hong Kong

Lumileds Hong Kong Co. Limited	Hong Kong

Massive Asia Pacific Ltd.	Hong Kong

Melhk Ltd	Hong Kong

Philips Electronics Hong Kong Limited	Hong Kong

Philips Entertainment Lighting Asia Limited	Hong Kong

Philips Hengdian Lighting (HK) Holding Limited	Hong Kong

Philips Lighting Hong Kong Limited	Hong Kong

Philips Optical Video Hong Kong Limited	Hong Kong

Respironics (HK) Ltd.	Hong Kong

Wegot Investment Limited	Hong Kong

PHILIPS INDUSTRIES Hungary Electronical Mechanical Manufacturing and Trading Limited Liability Company	Hungary

Philips IPSC Tamasi Kft.	Hungary

Philips Magyarország Kereskedelmi Kft.	Hungary

Lumileds India Private Limited	India

Philips India Limited (96.13%)	India

Philips Lighting India Limited	India

Preethi Kitchen Appliances Private Limited (96.13%)	India

P.T. Philips Industries Batam	Indonesia

PT Philips Indonesia Commercial	Indonesia

PT. Philips Indonesia	Indonesia

Larestine Ireland Ltd.	Ireland

Philips Accounting Services Limited	Ireland

Philips Electronics Ireland Limited	Ireland

Philips Lighting Ireland Limited	Ireland

Philips Radio Communication Systems Ireland Limited	Ireland

Respironics (Ireland) Limited	Ireland

Saeco IPR Limited	Ireland

Saeco Strategic Services Limited	Ireland

Silicon B203 Limited	Ireland

Tineney Ireland Ltd.	Ireland

Western Biomedical Technologies Limited	Ireland

Philips Electronics (Israel) Ltd	Israel

Philips Medical Systems Technologies Ltd.	Israel

Sync-Rx Ltd.	Israel

Volcano Israel Holdings Ltd.	Israel

Elfe S.p.A.	Italy

Gaggia S.p.A.	Italy

Ilti Luce S.r.l.	Italy

Lumileds Italy Srl	Italy

Pegaso S.r.l. (60%)	Italy

Philips Lighting Italy S.p.A	Italy

Philips Saeco S.p.A.	Italy

Philips Societa per Azioni	Italy

Saeco Vending S.p.A.	Italy

Tecna S.r.l.	Italy

Lumileds Japan GK	Japan

Philips Electronics Japan, Ltd.	Japan

Philips Lighting Japan GK	Japan

Philips Respironics GK	Japan

Volcano Japan Co., Ltd. KK	Japan

Philips Kazakhstan LLP	Kazakhstan

Philips Lighting Kazakhstan Limited Liability Partnership	Kazakhstan

308      Annual Report 2015

Exhibits 19.9

Company name	Country

Philips East Africa Limited	Kenya

Philips Lighting East Africa Limited	Kenya

Lumileds Korea Ltd.	Korea, Republic of

Philips Korea Ltd.	Korea, Republic of

Philips Lighting Korea Ltd.	Korea, Republic of

Philips Baltic SIA	Latvia

Philips Lighting Maseru Pty. Ltd.	Lesotho

Philips Investment Services Luxembourg S.à.r.l.	Luxembourg

Philips Lighting Luxembourg S.A.	Luxembourg

Philips Luxembourg	Luxembourg

Lumileds Malaysia Sdn. Bhd.	Malaysia

Philips Lighting Commercial Malaysia Sdn. Bhd	Malaysia

Philips Malaysia Sdn. Berhad	Malaysia

Altilon de Mexico, S.A. de C.V.	Mexico

Lightolier de Mexico, S.A. de C.V.	Mexico

Lumisistemas de México, S.A. de C.V.	Mexico

Philips Holding México, S.A. de C.V.	Mexico

Philips Lighting Electromagnetics, S.A. de C.V.	Mexico

Philips Lighting Electronics México, S.A. de C.V.	Mexico

Philips Luminarias de México, S.A. de C.V.	Mexico

Philips Mexicana, S.A. de C.V.	Mexico

Philips México Commercial, S.A. de C.V.	Mexico

Philips Real Estate Services Mexico, S.A. de C.V.	Mexico

Philips Electronique Maroc	Morocco

Philips Maroc	Morocco

Philips Myanmar Company Limited	Myanmar

Alkrode B.V.	Netherlands

Argus Imaging B.V.	Netherlands

B.V. Expeditiekantoor v/h A. Wouters & Co	Netherlands

B.V. Woningbouw Exenkaf	Netherlands

Consort Investments B.V.	Netherlands

Discus Dental Europe BV	Netherlands

Dordtse Metaalindustrie “Johan de Witt” B.V.	Netherlands

Electrologica B.V.	Netherlands

Exenkaf Holding B.V.	Netherlands

Genlyte Holding C B.V.	Netherlands

Genlyte Holding Canada B.V.	Netherlands

Hilvarenbeek Training Services B.V.	Netherlands

Industria Technische Verlichting B.V.	Netherlands

Industriële Ontwikkelings-Maatschappij B.V.	Netherlands

Lifeline Systems Holding B.V.	Netherlands

Lumileds Holding B.V.	Netherlands

Lumileds International B.V.	Netherlands

Lumileds Netherlands B.V.	Netherlands

Lumileds Subholding B.V.	Netherlands

Lumileds Top Holding B.V.	Netherlands

Maatschappij voor Onroerend Goed “De Nieuwe Erven” B.V.	Netherlands

Matevu Import Export B.V.	Netherlands

Metaaldraadlampenfabriek “Volt” B.V.	Netherlands

Modular Lighting Nederland B.V.	Netherlands

NavPart II B.V.	Netherlands

Noble Europe B.V.	Netherlands

Philips and Optogan LED Road Lighting Solutions B.V. (51%)	Netherlands

Philips Canada Holding B.V.	Netherlands

Philips Capital N.V.	Netherlands

Philips Components B.V.	Netherlands

Philips Consumer Communications B.V.	Netherlands

Philips Consumer Electronics Export B.V.	Netherlands

Philips Consumer Lifestyle B.V.	Netherlands

Philips Consumer Lifestyle International B.V.	Netherlands

Philips Consumer Relations B.V.	Netherlands

Annual Report 2015      309

Exhibits 19.9

Company name	Country

Philips DAP Zhuhai Holding B.V.	Netherlands

Philips Digital Video Systems (Breda) B.V.	Netherlands

Philips Electronics China B.V.	Netherlands

Philips Electronics Middle East & Africa B.V.	Netherlands

Philips Electronics Nederland B.V.	Netherlands

Philips Electronics Representative Offices B.V.	Netherlands

Philips Electronics Technology Shanghai Holding B.V.	Netherlands

Philips Export B.V.	Netherlands

Philips High Tech Plastics B.V.	Netherlands

Philips Imaging Systems China Holding B.V.	Netherlands

Philips International B.V.	Netherlands

Philips Investment Services B.V.	Netherlands

Philips Lighting B.V.	Netherlands

Philips Lighting Electronics Shanghai Holding B.V.	Netherlands

Philips Lighting Export B.V.	Netherlands

Philips Lighting Holding B.V.	Netherlands

Philips Lighting Services B.V.	Netherlands

Philips Lighting Solutions Project Participations B.V.	Netherlands

Philips Medical Systems International B.V.	Netherlands

Philips Medical Systems Nederland B.V.	Netherlands

Philips Nederland B.V.	Netherlands

Philips Participations B.V.	Netherlands

Philips Patient Monitoring Systems China Holding B.V.	Netherlands

Philips’ Radio B.V.	Netherlands

Philips Real Estate Investment Management B.V.	Netherlands

Philips Venture Capital Fund B.V.	Netherlands

Philips Warehouse & Services B.V.	Netherlands

Respironics Holding France B.V.	Netherlands

Respironics Holding Japan B.V.	Netherlands

Respironics Holding Switzerland B.V.	Netherlands

Respironics Holding UK B.V.	Netherlands

Siera Electronics B.V.	Netherlands

Tijm Holding B.V.	Netherlands

Van der Heem B.V.	Netherlands

Volcano Netherlands Holdings B.V.	Netherlands

Wave 3D Format B.V.	Netherlands

Discus Dental New Zealand	New Zealand

Philips New Zealand Commercial Limited	New Zealand

Philips New Zealand Limited	New Zealand

Philips Innovations Nigeria Limited	Nigeria

Philips Lighting Solutions and Services Nigeria Limited	Nigeria

Philips Lighting Norway AS	Norway

Philips Norge AS	Norway

Philips Pakistan Limited (99.96%)	Pakistan

Philips Caribbean Panamá, Inc.	Panama

Philips Lighting Caribbean, Inc.	Panama

Philips Lighting Panamá, S.A.	Panama

Philips Lighting SEM, S.A.	Panama

Philips SEM S.A.	Panama

Philips Lighting Peru S.A.	Peru

Philips Peruana S.A.	Peru

Philips Electronics and Lighting, Inc.	Philippines

Philips Philippines, Inc.	Philippines

RCM Manufacturing	Philippines

Lumileds Holding Poland Sp. z o.o.	Poland

Lumileds Poland S.A.	Poland

Manufacturers Services Poland Sp.z.o.o.	Poland

Philips Lighting Bielsko Sp.z.o.o.	Poland

Philips Lighting Poland Sp. z o.o.	Poland

Philips Polska Sp.z.o.o.	Poland

Saeco Professional Poland Sp.z.o.o.	Poland

310      Annual Report 2015

Exhibits 19.9

Company name	Country

Philips Lighting Portugal, Unipessoal Lda	Portugal

Philips Portuguesa, S.A.	Portugal

Philips Medical Systems Puerto Rico, Inc.	Puerto Rico

Philips Lighting Romania S.r.l.	Romania

Philips Orastie S.r.l.	Romania

Philips Romania S.R.L.	Romania

Limited Liability Company “Philips”	Russia

Lumileds Eurasia Limited Liability Company	Russia

OOO Philips and Optogan LED Road Lighting Solutions	Russia

Philips Lighting Eurasia LLC	Russia

ZAO Idman MOW	Russia

Inara Company Limited (51%)	Saudi Arabia

Nardeen Lighting Company Limited (51%)	Saudi Arabia

Phil Lighting Limited Company (51%)	Saudi Arabia

Philips Lighting Saudi Arabia JSC (51%)	Saudi Arabia

Saudi Lighting Company Limited (51%)	Saudi Arabia

Second General Lighting Company Holding (51%)	Saudi Arabia

Philips Healthcare Saudi Arabia Limited (50%)	Saudi Arabia

Philips doo Beograd	Serbia

Lumileds Singapore Pte. Ltd.	Singapore

Philips Electronics Singapore Pte Ltd	Singapore

Philips Lighting Singapore Pte. Ltd.	Singapore

Philips Slovakia s.r.o.	Slovakia

Philips Slovenija trgovina, d.o.o.	Slovenia

Philips Africa Lighting Solutions (Pty.) Ltd	South Africa

Philips Africa (Proprietary) Limited	South Africa

Philips Lighting Solutions (Pty) Ltd.	South Africa

Philips South Africa (Proprietary) Limited	South Africa

Philips South Africa Commercial (Pty) Ltd.	South Africa

Volcano Therapeutics South Africa Pty Ltd	South Africa

Lumileds Luxeon de Iberia, S.L.	Spain

Philips Ibérica, S.A.	Spain

Philips Indal, S.L.	Spain

Philips Lighting Spain, S.L.	Spain

Saeco Iberica S.A.	Spain

Saeta die Casting, S.L.	Spain

Philips Lanka Solutions (Private) Limited	Sri Lanka

Philips Lighting Lanka (Private) Limited	Sri Lanka

Lumileds Sweden AB	Sweden

Philips Aktiebolag	Sweden

Philips Digital Mammography Sweden AB	Sweden

Philips Lighting Sweden AB	Sweden

Imel AG	Switzerland

Philips AG	Switzerland

Philips Lighting Switzerland AG	Switzerland

EBT Technology, Inc.	Taiwan

Lumileds Taiwan Co., Ltd.	Taiwan

Philips Lighting Taiwan Limited	Taiwan

Philips Taiwan Ltd.	Taiwan

Lumileds (Thailand) Co., Ltd.	Thailand

Philips (Thailand) Ltd.	Thailand

Philips Electronics (Thailand) Ltd.	Thailand

Philips Marketing et Services SARL	Tunisia

Philips Lighting Aydinlatma Ticaret A.Ş.	Turkey

Türk Philips Ticaret Anonim Sirketi	Turkey

Limited Liability Company “Philips Ukraine”	Ukraine

Philips Lighting Ukraine LLC	Ukraine

Inara Trading Co (L.L.C) (51%)	United Arab Emirates

Philips SLC FZE	United Arab Emirates

Avent Limited	United Kingdom

Dynalite Europe Limited	United Kingdom

Annual Report 2015      311

Exhibits 19.9

Company name	Country

Invivo UK Ltd.	United Kingdom

Massive Holding UK Limited	United Kingdom

Philips Consumer Luminaires UK Limited	United Kingdom

Philips Electronics UK Limited	United Kingdom

Philips Healthcare Informatics Limited	United Kingdom

Philips Lamps and Luminaires Limited	United Kingdom

Philips Lighting Limited	United Kingdom

Philips Lighting UK Limited	United Kingdom

Philips Medical Systems UK Limited	United Kingdom

Philips Trustee Company Limited	United Kingdom

Philips U.K. Limited	United Kingdom

Respironics (UK) Limited	United Kingdom

Respironics Ltd.	United Kingdom

Respironics Respiratory Drug Delivery (UK) Ltd.	United Kingdom

Respironics UK Holding Company Limited	United Kingdom

Strand Lighting Europe Limited	United Kingdom

Translite Limited	United Kingdom

WRTL Exterior Lighting, Ltd.	United Kingdom

370 West Trimble Road Corporation	United States

AllParts Medical, LLC	United States

American Color & Chemical, L.L.C.	United States

AP-CTR Corp.	United States

ATL International LLC	United States

ATL Ultrasound, Inc.	United States

Cardiospectra, Inc.	United States

Children’s Medical Ventures, LLC	United States

Crux Biomedical, Inc.	United States

CT Resources, LLC	United States

Discus Dental Canada, LLC	United States

Discus Dental, LLC	United States

Discus Holdings, Inc.	United States

Discus International, LLC	United States

Fluid Medical, Inc.	United States

Genlyte Thomas Group LLC	United States

GTG Holding, Inc.	United States

Invivo Corporation	United States

Lifeline Systems Company	United States

Lifeline Systems, Inc.	United States

Lighting.Com., Inc.	United States

Luceplan USA, Inc	United States

Lumileds LLC	United States

Lumileds USA (Holding) Corp.	United States

MRI Devices Corporation	United States

Philips Composites LLC	United States

Philips Electronics North America Corporation	United States

Philips Electronics Realty, LLC	United States

Philips Healthcare Informatics, Inc.	United States

Philips Holding USA Inc.	United States

Philips IP Exchange, Inc.	United States

Philips Lighting Electronics Company	United States

Philips Lighting North America Corporation	United States

Philips Medical Financial Services, Inc.	United States

Philips Medical Systems (Cleveland), Inc.	United States

Philips Medical Systems Export, Inc.	United States

Philips Medical Systems MR, Inc.	United States

Philips MPEG Inc.	United States

Philips Oral Healthcare, LLC	United States

Philips Project Management, LLC	United States

Philips Semiconductor Manufacturing Inc.	United States

Philips Semiconductors Inc.	United States

Philips Ultrasound, Inc.	United States

312      Annual Report 2015

Exhibits 19.9

Company name	Country

Raytel USA, Inc.	United States

Respironics Bermuda Ltd.	United States

Respironics California, Inc.	United States

Respironics Colorado, Inc.	United States

Respironics Logistics Services, LLC	United States

Respironics Novametrix, LLC	United States

Respironics, Inc.	United States

RI Finance, Inc.	United States

RI Licensing, Inc.	United States

RIC Investments, LLC	United States

Strand Lighting, LLC	United States

The Addison Company Inc.	United States

The Genlyte Group Incorporated	United States

Translite Sonoma, LLC	United States

U.S. Philips Corporation	United States

VISICU, Inc.	United States

Volcano Atheromed, Inc.	United States

Volcano Corporation	United States

Yort Inc.	United States

Zymed Puerto Rico, Inc.	United States

Philips Lighting Uruguay S.A.	Uruguay

Philips Uruguay S.A.	Uruguay

Industrias Venezolanas Philips, S.A.	Venezuela

Philips Electronics Vietnam Limited	Viet Nam

Philips Vietnam Limited	Viet Nam

Annual Report 2015      313